UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

RAMACO RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File No.)	Identification No.)

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (859) 244-7455

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market
9.00% Senior Notes due 2026	METCL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.Entry into a Material Definitive Agreement.

On October 29, 2021, Ramaco Resources, Inc. (the “Company”) entered into an Amended and Restated Credit and Security Agreement with KeyBank National Association (“KeyBank”), as the administrative agent, and the lenders party thereto (the “Credit Agreement Amendment”), pursuant to which KeyBank agreed to increase the Company’s revolving line of credit under the Company’s prior Credit and Security Agreement by $10 million to an aggregate of $40 million (the “Revolving Credit Facility”), of which no amounts were outstanding immediately prior to entering into the Credit Agreement Amendment. The Credit Agreement Amendment also extended the maturity date of the Revolving Credit Facility to December 31, 2024.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by the complete text of the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02.Results of Operations and Financial Condition.

On November 2, 2021, the Company issued a press release reporting its financial and operating results for the second quarter of 2021 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

None of the information furnished in this Item 2.02 will be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor will it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.02 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01.Regulation FD Disclosure.

The information set forth in Item 2.02 above and in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1

Amended and Restated Credit and Security Agreement, dated October 29, 2021, by and among Ramaco Resources, Inc., Ramaco Development, LLC, RAM Mining, LLC, Ramaco Coal Sales, LLC, Ramaco Resources, LLC and Ramaco Resources Land Holdings, LLC, as the borrowers, the lenders party thereto and KeyBank National Association, as the administrative agent.

99.1	Earnings Release issued on November 2, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.
By:	/s/ Randall W. Atkins
Name: Title:	Randall W. Atkins Chief Executive Officer

Date:November 2, 2021